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                                                               Exhibit 10.5
                                                               EXECUTION VERSION

                             STOCKHOLDERS AGREEMENT

                          Dated as of October 7, 2003

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.........................................................................................   1

         1.1      Definitions.................................................................................   1

         1.2      Rules of Construction.......................................................................   5

ARTICLE II MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES...................................................   5

         2.1      Board of Directors..........................................................................   5

         2.2      Director Compensation.......................................................................   7

         2.3      Special Director Votes for Certain Matters..................................................   7

         2.4      Special Stockholder Actions.................................................................   8

         2.5      Other Activities of the Holders; Fiduciary Duties...........................................   9

ARTICLE III TRANSFERS OF SECURITIES...........................................................................   9

         3.1      Preemptive Rights...........................................................................   9

         3.2      Right of First Offer........................................................................  10

         3.3      Drag Along Rights...........................................................................  11

         3.4      Tag Along Rights............................................................................  12

         3.5      Certain Events Not Deemed Transfers.........................................................  13

         3.6      Transfer and Exchange......................................................................   13

         3.7      Replacement Securities.....................................................................   13

ARTICLE IV LIMITATION ON TRANSFERS...........................................................................   13

         4.1      Restrictions on Transfer...................................................................   13

         4.2      Restrictive Legends........................................................................   13

         4.3      Notice of Proposed Transfers...............................................................   14

         4.4      Termination of Certain Restrictions........................................................   14

ARTICLE V MISCELLANEOUS......................................................................................   15

         5.1      Counterparts...............................................................................   15

         5.2      Governing Law..............................................................................   15

         5.3      Notices....................................................................................   15

         5.4      Severability...............................................................................   16

         5.5      Successors and Assigns.....................................................................   16

         5.6      Termination................................................................................   16
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                                TABLE OF CONTENTS
                                  (CONTINUED)

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         5.7      No Waivers; Amendments.....................................................................   16
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                                       ii

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                                                                  EXECUTION COPY

                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT is entered into as of October [ ], 2003 (this "Agreement"), among ACP Holding Company, a Delaware corporation (together with its successors, the "Company"), the Management Stockholders and MacKay Shields LLC ("MacKay Shields"), Citigroup Mezzanine III, L.P. ("CM-III") and Trust Company of the West ("TCW," and together with MacKay Shields and CM-III, the "Standby Purchasers"), and all other holders of shares of Common Stock and New Warrants of the Company as of the Effective Date. Terms used herein and not defined shall have the meanings ascribed to such terms in the Plan (as defined below).

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "5% Stockholder" means and includes each Stockholder who (together with its Affiliates) is the record or Beneficial Owner of 5% or more of the outstanding Common Stock on a fully diluted basis, including, without limitation, any "group" of Stockholders (within the meaning of Section 13(d) of the Exchange Act) which is the record Beneficial Owner of 5% or more of the outstanding Common Stock on a fully diluted basis.

         "Accredited Investor" means an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act or any successor rule then in effect.

         "Accredited Offeree" has the meaning set forth in Section 3.1(a).

         "Affiliate" means, in respect of any specified person, any other person who, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such specified person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with") when used in respect of any specified person means the power to direct the management and policies of such specified person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise.

         "Agreement" has the meaning set forth in the preamble hereto.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in Title 11 of the United States Code, 11 U.S.C. Section 101, et seq., as amended from time to time.

         "Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Exchange Act; provided, however, that each Beneficial Owner of any New Warrant shall ipso facto be deemed to be the Beneficial Owner of all of the shares of Common Stock then issuable upon the exercise of such New Warrant.

         "Board of Directors" means the board of directors of the Company.

         "Business Day" means any day other than Saturday, Sunday, or any day on which banks in the City of New York, New York are required or authorized by law to be closed for business.

         "CM-III Designee" has the meaning set forth in Section 2.1(b)(iii).

         "Common Stock" means the Common Stock, par value $0.01 per share, of the Company, or, in the event that such Common Stock is, at any time following the Effective Date, converted into any other class of security, such other class of security. All references herein to the "Common Stock on a fully diluted basis" shall include, without limitation, all shares of Common Stock then issuable upon then outstanding New Warrants.

         "Common Stock Equivalents" means, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance, upon the passage of time, or the occurrence of some future event.

         "Company" has the meaning set forth in the preamble hereto.

         "DGCL" means the General Corporation Law of the State of Delaware, as amended from time to time, or any successor statute.

         "Effective Date" means the date on which the Plan became effective.

         "Election Period" has the meaning set forth in Section 3.2(b).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Family Group" means, in respect of any person, the spouse and lineal descendants of such person.

         "First Option" has the meaning set forth in Section 3.2(b).

         "MacKay Shields Designee" has the meaning set forth in Section 2.1(b)(ii).

         "Management Compensation Plans" means the Employment Agreements, Severance Plans, Change of Control Agreements, Annual Incentive Plan and Management Equity Incentive Plan, as described in Article IV.L. of the Plan.

         "Management Stockholders" means each officer of the Company who is a party to one or more Management Compensation Plans, including but not limited to William M. Barrett, Gary W. LaChey, Joseph L. DeRita, Frank C. Headington, Timothy Koller, William Martin, Joseph Varkaly, Steve Shaffer and John Andrews.

         "MetLife" has the meaning set forth in Section 3.4(a).

         "Minimum CM-III Ownership" has the meaning set forth in Section 2.1(b)(iii).

         "Minimum MacKay Shields Ownership" has the meaning set forth in Section 2.1(b)(ii).

         "Minimum TCW Ownership" has the meaning set forth in Section
2.1(b)(iv).

         "New Warrants" means warrants to acquire shares of Common Stock expiring 10 years from the Effective Date and having an exercise price of $0.01 per share.

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         "Offer Notice" has the meaning set forth in Section 3.1(a).

         "Offered Securities" has the meaning set forth in Section 3.1(a).

         "Option Holders" has the meaning set forth in Section 3.2(a).

         "Participation Offer" has the meaning set forth in Section 3.4(a).

         "Permitted Transfers" means (i) in the case of an individual Stockholder (other than Management Stockholders, unless permitted under the terms pursuant to which shares of the Common Stock to be transferred were initially issued to the Management Stockholders), Transfers pursuant to applicable laws of descent and distribution or to any member of such Stockholder's Family Group or to any Affiliate of such Stockholder or (ii) in the case of any Stockholder that is not an individual, Transfers among its Affiliates, employees, or as a distribution in kind to the partners, stockholders or beneficiaries of such Stockholder (other than a Stockholder or beneficiary acquiring an interest in such Stockholder in connection with or in anticipation of such Transfer). Persons to whom Permitted Transfers are referred to herein as "Permitted Transferees."

         "person" means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

         "Plan" means the Joint Prepackaged Plan of Reorganization of the Company, NFC Castings, Inc., Neenah Foundry Company and certain of its Subsidiaries under Chapter 11 of the Bankruptcy Code, dated July 1, 2003, including the Plan Supplement and other supplements, appendices and schedules to the Plan, in each case, as amended or supplemented on or before the Effective Date.

         "Preemptive Rights Offer" has the meaning set forth in Section 3.1(a).

         "Preemptive Rights Transaction" has the meaning set forth in Section 3.1(a).

         "Proposed Purchaser" has the meaning set forth in Section 3.1(a).

         "Qualified Public Offering" means the sale in a public offering pursuant to a registration statement under the Securities Act and underwritten by an internationally recognized investment bank selected by the Company of Common Stock resulting in aggregate gross proceeds to the Company (based upon the offering price of such offering) of at least $50 million.

         "Registered Sale" means the sale of shares of Common Stock pursuant to a registration statement under the Securities Act in connection with the exercise of registration rights.

         "Reorganized Neenah" means Neenah Foundry Company, a Wisconsin corporation and an indirect wholly-owned Subsidiary of the Company, or any successor(s) thereto by merger, consolidation or otherwise, on or after the Effective Date.

         "Right of First Offer Proposed Transfer" has the meaning set forth in
Section 3.2(a).

         "Right of First Offer Selling Stockholder" means and includes each Stockholder who (together with its Affiliates) is the record or Beneficial Owner of 10% or more of the outstanding Common Stock on a fully diluted basis, including, without limitation, any "group" of Stockholders (within the meaning of

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Section 13(d) of the Exchange Act) which is the record Beneficial Owner of 10%
or more of the outstanding Common Stock on a fully diluted basis.

         "Sale of the Company" has the meaning set forth in Section 3.3(a).

         "Second Option" has the meaning set forth in Section 3.2(b).

         "Securities" means the Common Stock and Common Stock Equivalents.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Shares" has the meaning set forth in Section 3.2(a).

         "Special Director Vote" has the meaning set forth in Section 2.2.

         "Stockholders" means, collectively, the Management Stockholders, the Standby Purchasers and all other holders of shares of Common Stock and New Warrants of the Company as of the Effective Date. Pursuant to the Plan, all Stockholders, whether or not they have executed this Agreement, shall be bound by the provisions of this Agreement.

         "Subsidiary" of any person means (i) a corporation a majority of the voting power of which is owned by such person, by one or more Subsidiaries of such person, or by such person and one or more Subsidiaries of such person, and
(ii) any person other than a corporation in which such person, a Subsidiary of such person, or such person and one or more Subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such person.

         "Tag-Along Participating Shareholder" has the meaning set forth in
Section 3.4(a).

         "Tag-Along Selling Shareholder" has the meaning set forth in Section 3.4(a).

         "Tag-Along Transaction" has the meaning set forth in Section 3.4(a).

         "TCW Designee" has the meaning set forth in Section 2.1(b)(iv).

         "Transfer" means any direct or indirect sale, conveyance, transfer, pledge, hypothecation or other disposition, of any nature whatsoever, of any security or any interest, of any nature whatsoever, in any security.

         "Transfer Notice" has the meaning set forth in Section 3.2(a).

         "Transferor" has the meaning set forth in Section 3.2(a).

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         1.2      Rules of Construction. Unless the context otherwise requires:
(i) a term has the meaning assigned to it; (ii) words in the singular include the plural and vice versa; (iii) words in masculine, feminine, or neuter gender include each other gender; (iv) references to Articles, Sections, or other subdivisions shall refer to Articles, Sections, and other subdivisions of this Agreement; (v) provisions apply to successive events and transactions; and (vi) "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision. The article and section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II
                MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

         2.1      Board of Directors.

                  (a) Composition. So long as MacKay Shields has the Minimum MacKay Shields Ownership, CM-III has the Minimum CM-III Ownership or TCW has the Minimum TCW Ownership, the Board of Directors shall consist at all times of a total of five directors.

                  (b) Voting. The Company will nominate, and each of the Stockholders will vote all of their Common Stock to cause, the following representatives to be elected to the Board of Directors:

                           (i) the then duly elected and acting Chief Executive Officer of the Company;

                           (ii) one member of the Board of Directors designated by MacKay Shields so long as MacKay Shields and its Affiliates and Permitted Transferees are the Beneficial Owners of at least 10% of the Common Stock on a fully-diluted basis (the "Minimum MacKay Shields Ownership") and one additional member of the Board of Directors designated by MacKay Shields so long as MacKay Shields and its Affiliates and Permitted Transferees are the Beneficial Owners of at least 20% of the Common Stock on a fully-diluted basis (together, the "MacKay Shields Designees");

                           (iii) one member of the Board of Directors designated by CM-III (the "CM-III Designee") so long as CM-III and its Affiliates and Permitted Transferees are in the aggregate the Beneficial Owners of at least 10% of the Common Stock on a fully-diluted basis (the "Minimum CM-III Ownership"); and

                           (iv) one member of the Board of Directors designated by TCW (the "TCW Designee") so long as TCW and its Affiliates and Permitted Transferees are in the aggregate the Beneficial Owners of at least 10% of the Common Stock on a fully-diluted basis (the "Minimum TCW Ownership").

                  (c) Vacancies. If, prior to his or her election to the Board of Directors pursuant to Section 2.1(b)(ii), (iii) or (iv), any MacKay Shields Designee, CM-III Designee or TCW Designee shall be unable or unwilling to serve as a director of the Company, MacKay Shields, CM-III or TCW, as applicable, shall be entitled to designate a replacement who shall then be a MacKay Shields Designee, CM-III Designee or TCW Designee, as the case may be, for purposes of this
         Article II. If, after his election to the Board of Directors pursuant to Section 2.1(b), any MacKay Shields Designee, CM-III Designee or TCW Designee, as the case may be, shall resign or be removed (which, except as otherwise provided by applicable law, may only be done by

         MacKay Shields, CM-III or TCW, as applicable), or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, MacKay Shields, CM-III or TCW, as applicable, shall, within 30 days after notice from the Company of such event, notify the Board of Directors in writing of a replacement designee, and either (i) the Holders shall comply with Section 2.1(d) to ensure the election to the Board of Directors of such replacement designee to fill the unexpired term of the designee whom such replacement designee is replacing or (ii) the Board of Directors shall elect or appoint such replacement designee to fill the unexpired term of the designee whom such replacement designee is replacing. If MacKay Shields, CM-III or TCW requests that any of its respective designees be removed as a director (with or without cause), the Company and each Shareholder shall take all actions as may be necessary or expedient to effect such removal upon such request.

                  (d) Removal. No member of the Board of Directors shall be removed without the consent of the Stockholder which has the right to designate such member as provided in clause (b) above.

                  (e) Election of Designees. Each Stockholder shall vote all of the shares of Common Stock of which it is a Beneficial Owner at any regular or special meeting of stockholders of the Company or consent in any written consent executed in lieu of such a meeting of stockholders and shall take all other actions (including, without limitation, using its best efforts to cause the Board of Directors to take all actions) necessary to give effect to the agreements contained in this Agreement (including the election of the MacKay Shields Designee(s), CM-III Designee and TCW Designee) and to ensure that the charter and bylaws of the Company as in effect at any time hereafter do not conflict in any respect with the provisions of this Agreement. In order to effectuate the provisions of this Article II, at such time or time as any action or vote is required to be taken by a Stockholder pursuant to this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of stockholders of the Company, or execute or cause to be executed a consent in writing in lieu of any such meetings pursuant to Section 228(a) of the DGCL.

                  (f) Costs and Expenses. The Company will pay all reasonable out-of-pocket expenses incurred by each MacKay Shields Designee(s), CM-III Designee and TCW Designee in connection with participating in meetings of the Board of Directors (and any committee thereof) and the boards of directors (and any committee thereof) of any Subsidiaries of the Company.

                  (g) D&O Insurance and Compensation of Non-Management Directors. The Company shall maintain director and officer insurance in an amount of no less than $25 million. The Company may pay to non-management directors such fees, and grant such stock options, in such amounts as may be approved from time to time by MacKay Shields, CM-III and TCW, provided that MacKay Shields has the Minimum MacKay Shields Ownership, CM-III has the Minimum CM-III Ownership and TCW has the Minimum TCW Ownership, as the case may be (or if none of them has such minimum ownership, as approved by a majority of the non-management directors).

                  (f) Board of Directors of Subsidiaries. The board of directors of any Subsidiary of the Company shall consist of the same number of directors and shall have the same composition as the Board of Directors as set forth in clauses (a) and (b) above. The provisions of this Section 2.1 in respect of election of designees, removal, vacancies, and costs and expenses shall apply equally to the board of directors of any Subsidiary of the Company.

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

                  (g) Additional Representatives at Board Meetings. Notwithstanding the preceding provisions of this Section 2.1, so long as MacKay Shields has the Minimum MacKay Shields Ownership, CM-III has the Minimum CM-III Ownership or TCW has the Minimum TCW Ownership, each of MacKay Shields, CM-III and TCW shall have the right to designate one representative to attend all meetings of the Board of Directors of the Company as an observer. For avoidance of doubt, such representative shall not be deemed to be a member of the Board of Directors, shall not have any voting rights and shall not be entitled to any compensation or reimbursement of costs and expenses by the Company in connection with attending meetings of the Board of Directors of the Company.

         2.2      Director Compensation.

                  (a) Cash Compensation. Each member of the Board of Directors of the Company that is not an officer of the Company shall be entitled to receive annual compensation for their services in the amount $40,000, payable in cash quarterly in four equal installments, and are entitled to receive reimbursement by the Company for all reasonable out-of-pocket expenses, including, without limitation, travel expenses, incurred by such director in connection with the performance of such director's duties. However, no more than one MacKay Shields Designee who is a director, an officer, an employee or a shareholder of MacKay Shields or its Affiliates shall be entitled to such compensation, but shall be entitled to reimbursement of expenses as aforesaid. In addition, each member of the Board of Directors that is not an officer of the Company shall be paid a fee of $1,000 for in person attendance at annual, regular, special and adjourned meetings of the Board of the Directors of the Company or committee meetings of the Board of the Directors of the Company.

                  (b) Stock Compensation. On the date hereof, the Company shall, pursuant to the Plan, issue to each member of the Board of Directors of the Company that is not an officer of the Company 200,000 shares of Common Stock representing 0.25% of the Company's Common Stock on a fully-diluted basis as of the Effective Date. However, no more than one MacKay Shields Designee who is a director, an officer, an employee or a shareholder of MacKay Shields or its Affiliates shall be entitled to receive such shares.

         2.3 Special Director Votes for Certain Matters. Notwithstanding that approval by a lesser percentage vote may be permitted by applicable law and that fewer than five directors may then be in office, the parties hereto agree that the vote of at least three of the members of the board of directors of the Company or any of its Subsidiaries, as applicable (a "Special Director Vote"), shall be required to authorize the Company or any of its Subsidiaries, as applicable, to take any of the following actions:

                  (a) making any acquisition or disposition in which the consideration exceeds $1.0 million;

                  (b) incurring any indebtedness other than (x) as approved pursuant to the annual capital expenditure and operating budgets of the Company, (y) indebtedness existing on the Effective Date or (z) other indebtedness not to exceed $500,000 in the aggregate;

                  (c) approving the Company's annual business plan (which business plan shall include annual capital expenditure and operating budgets);

                  (d) any capital expenditures exceeding any amounts set forth in the annual business plan or any deviation therefrom;

                  (e) commence any process for an initial public offering for the account, in whole or in part, of the Company, of the securities of the Company or any of its Subsidiaries;

                  (f) the creation of any compensation or option plan (other than the Management Compensation Plans) and the setting of annual compensation (including bonuses) for any members of the senior management of the Company and its Subsidiaries;

                  (g) authorize, issue or enter into any agreement providing for the sale or issuance of any capital stock of the Company or any of its Subsidiaries (or securities convertible into or exchangeable for capital stock) except pursuant to the Management Compensation Plans;

                  (h) any voluntary liquidation or dissolution of the Company or any of its Subsidiaries;

                  (i) declaration of dividends or other distributions or repurchases or redemptions of capital stock or options by the Company or any of its Subsidiaries;

                  (h) termination of the Chief Executive Officer of the Company or Reorganized Neenah;

                  (j) the entry by the Company or any of its Subsidiaries into a line of business unrelated to the lines of business of the Company and its Subsidiaries as of the Effective Date;

                  (k) the creation of any committees of the Board of Directors and/or the delegation of any power of the Board of Directors to any such committee;

                  (l) taking any action, directly or indirectly, in contemplation of any of the foregoing; and

                  (m) any other actions that may from time to time be agreed upon by the parties to this Agreement in writing.

         2.4 Special Stockholder Actions. Except as set forth below, all matters to be determined by the stockholders of the Company and any of its Subsidiaries under the laws of the State of Delaware shall be determined through a majority vote in accordance with the DGCL. In no event will the Company or any of its Subsidiaries take any of the following actions without the prior written approval of each of MacKay Shields, CM-III and TCW, provided that MacKay Shields, CM-III or TCW have the Minimum MacKay Shields Ownership, the Minimum CM-III Ownership or the Minimum TCW Ownership, as the case may be:

                  (a) except as provided under Section 3.3 hereof, a Sale of the Company;

                  (b) any amendment to the charter or by-laws of the Company or any of its Subsidiaries;

                  (c) any increase or decrease in the number of directors on the board of directors of the Company or any of its Subsidiaries; and

                  (d) any transaction between the Company and any of its Subsidiaries, on the one hand, and any stockholder, director of officer of the Company (or any Subsidiary, Affiliate, director or officer of any of such persons), on the other hand, having a value in excess of

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

         $100,000, other than customary transactions with any Management Stockholders in connection with customary employment agreements.

         2.5 Other Activities of the Holders; Fiduciary Duties. It is understood and accepted that the Holders and their Affiliates have interests in other business ventures that may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law and any other agreement that may be executed by any such Stockholder, nothing in this Agreement shall limit the current or future business activities of the Holders whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company, or any of its Subsidiaries, or any Stockholder, of any fiduciary or other duties or obligations they may have to the stockholders of the Company.

                                   ARTICLE III
                             TRANSFERS OF SECURITIES

         3.1      Preemptive Rights.

                  (a) Applicability; Offer Notice. Prior to a Qualified Public Offering, if the Company proposes to issue or sell to any person (the "Proposed Purchaser") any Common Stock or any Common Stock Equivalents (collectively, the "Offered Securities"), the Company shall, no later than 30 days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give written notice (the "Offer Notice") to each Management Stockholder and each 5% Stockholder of the proposed Preemptive Rights Transaction. The Offer Notice shall (i) describe the proposed Preemptive Rights Transaction,
         (ii) identify the Proposed Purchaser, and (iii) contain an offer (the "Preemptive Rights Offer") to sell to each such Management Stockholder or 5% Stockholder who certifies (to the reasonable satisfaction of the Company) that such holder is an Accredited Investor (an "Accredited Offeree"), at the same price and for the same consideration to be paid by the Proposed Purchaser, all or part of such Accredited Offeree's pro rata portion of the Offered Securities (which shall be the percentage ownership of the Common Stock on a fully diluted basis Beneficially Owned by such holder, excluding, for the purposes of such calculation, any shares of Common Stock issuable upon exercise of any Common Stock Equivalents granted pursuant to any employee, officer, or director benefit plan or arrangement). In the event of any sale or sales of Offered Securities to one or more Accredited Investors, the number of Offered Shares which may be sold to the Proposed Purchaser shall be such number as was set forth in the Offer Notice minus the aggregate number of Offered Shares so sold to Accredited Investors. If any Management Stockholder or 5% Stockholder fails to accept such offer by written notice to the Company 15 days after its receipt of the Offer Notice, then the Company may proceed with the issue or sale of the Offered Securities described in the Offer Notice (but subject to the provisions of the preceding sentence hereof) free of any right on the part of such Management Stockholder or 5% Stockholder under this
         Section 3.1(a) in respect thereof.

                  (b) Exceptions to Preemptive Rights. Section 3.1(a) shall not apply to issuances or sales of Common Stock or Common Stock Equivalents (i) pursuant to the Management Compensation Plans, (ii) upon exercise of any Common Stock Equivalent that, when issued, was subject to or exempt from the preemptive rights under Section 3.1(a),
         (iii) to providers of financing to the Company or any of its Subsidiaries where such issuance or sale is, in whole or in part, made as consideration for such financing (e.g., as an "equity kicker" in such financing) and (iv) to third-party sellers (who are not Affiliates of the Company) in connection with acquisitions made by the Company or any of its Subsidiaries.

                  (c) Units. If any issuances or sales of any class of Common Stock or Common Stock Equivalents are made as a unit with any other security of the Company or its Subsidiaries, the preemptive rights under Section 3.1(a) shall be applicable to the entire unit rather than only the Common Stock or Common Stock Equivalent included in the unit.

         3.2      Right of First Offer.

                  (a) Applicability; Transferor's Notice. Prior to a Qualified Public Offering and so long as MacKay Shields has the Minimum MacKay Shields Ownership, CM-III has the Minimum CM-III Ownership or TCW has the Minimum TCW Ownership (unless waived by each of MacKay Shields, CM-III and TCW, as hereinafter provided), if a Right of First Offer Selling Stockholder (each, a "Transferor") desires to Transfer (a "Right of First Offer Proposed Transfer") for value any shares of Common Stock or New Warrants (for purposes of this Article III, and individually or collectively, "Shares") to any person (other than by Registered Sale or Permitted Transfer), the Transferor shall give written notice (the "Transfer Notice") to the Company and the 5% Stockholders (the "Option Holders") of such Right of First Offer Proposed Transfer. The Transfer Notice shall (i) specify the number of shares of Common Stock and New Warrants to be transferred, the consideration to be received therefor, and the other material terms on which the Transferor proposes to Transfer the shares of Common Stock and New Warrants and (ii) contain the offer described in Section 3.2(b).

                  (b)      Option Offers.

                           (i) The Transferor shall offer to sell (the "First Option") all such shares to the Company for the same consideration as specified in the Transfer Notice, consisting of (A) cash equal to the amount of cash and (B) if applicable, non-cash consideration (other than consideration having a fair market value equal to the fair market value of such non-cash consideration) specified in the Transfer Notice. The decision whether or not the Company will accept the First Option shall be made by the Board of Directors and the Company shall give the Transferor written notice of such determination on or prior to the tenth Business Day (the "Election Period") after receipt of the Transfer Notice. If the Company (A) fails to notify the Transferor in writing on or prior to the tenth Business Day after receipt of the Transfer Notice that it elects to accept the First Option or (B) by written notice within such ten-day period rejects the First Option in whole or part, then the Transferor shall offer to sell (the "Second Option") the Shares not so purchased to the other Option Holders for the same consideration; provided, however, that the Transferor shall not be obligated to offer such Shares to any Holder who is not an Accredited Investor.

                           (ii) The other Option Holders may purchase the Shares so offered in proportion to the number of shares of Common Stock on a fully-diluted basis Beneficially Owned by each such Option Holder who desires to participate in the purchase of such Shares pursuant to the Second Option bears to the aggregate number of shares of Common Stock on a fully-diluted basis Beneficially Owned by all such Option Holders who desire to participate in the purchase of such Shares pursuant to the Second Option.

                           (iii) If the First Option and/or the Second Option, as the case may be, is accepted in a manner such that all Shares covered by the Transfer Notice are to be purchased, the Transferor shall Transfer all such shares (free of all liens and encumbrances except this Agreement, all as reasonably determined by the Company) to the respective purchasers thereof within 15 Business Days following the receipt by the Option Holders of the Transfer Notice against delivery by the purchaser(s) of the consideration payable to the Transferor as set forth in the Transfer Notice; provided, however, that if the HSR Act is applicable to the First Option or the Second Option, such date shall be extended to the date that is five Business Days after the date the applicable HSR Act waiting period expires or is terminated.

                           (iv) Unless, through exercise of the First Option and/or Second Option, all the Shares proposed to be Transferred in the Transfer Notice are to be acquired by the Company and/or one or more other Option Holders, the Transferor shall be permitted to transfer the Shares on the terms set forth in the Transfer Notice (with no additional terms more favorable to the transferee than those offered to the Option Holders, including, without limitation, at a price no less than the price offered to the Option Holders); provided, however, that such Transfer shall occur no later than 180 days following the Election Period or five days after the expiration or termination of any waiting period applicable to the transfer pursuant to the HSR Act, whichever is later, on the terms set forth in the Transfer Notice. If such Transfer does not occur within such 180-day period, or such five-day period after the expiration or termination of any HSR Act waiting period, then the Shares shall be re-offered (without obligation to purchase) to the Company and the other Option Holders under this Section 3.2 prior to any subsequent Transfer pursuant to the terms of this Section 3.2.

                  (c) The provisions of this Section 3.2 shall be subject to the terms and conditions of the second paragraph of Section 3.4(a).

         3.3      Drag Along Rights.

                  (a) Applicability. The Board of Directors of the Company by a Special Director Vote shall have the right, prior to the occurrence of a Qualified Public Offering, to cause a sale of the Company or any of its Subsidiaries through a sale of shares of Common Stock and/or Common Stock Equivalents, merger, recapitalization, sale of substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or other similar transaction (a "Sale of the Company"), and to cause all Stockholders to consent to, approve and participate in a Sale of the Company; provided, however, that (i) all Stockholders receive the same consideration on a per share basis, (ii) the identity of such purchaser is approved (which approval shall not be unreasonably withheld) by MacKay Shields, CM-III and TCW; provided that MacKay Shields has the Minimum MacKay Shields Ownership, CM-III has the Minimum CM-III Ownership and TCW has the Minimum TCW Ownership, as the case may be, and (iii) such purchaser is not MacKay Shields, CM-III or TCW or any 5% Stockholder or any Affiliate of the foregoing.

                  (b) Notice of Sale of the Company. The Board of Directors, on behalf of the Company, shall give the Stockholder at least 30 days' prior written notice of any such proposed Sale of the Company. If the Board of Directors elects to cause a Sale of the Company under this Section 3.3, the Stockholders shall take such actions as may be reasonably required and otherwise cooperate in good faith with the Board of Directors in connection with consummating the Sale of the Company (including, without limitation, the voting of any Common Stock, Common Stock Equivalents or other voting capital stock of the Company to approve such Sale of the Company). At the closing of such Sale of the Company, each Stockholder shall deliver certificates for all shares of Common Stock and all Common Stock Equivalents to be sold by such Stockholder, duly endorsed for transfer, with the signature guaranteed, to the purchaser against payment of the appropriate purchase price.

                  3.4      Tag Along Rights.

                  (a) Applicability. Prior to a Qualified Public Offering, but other than with respect to a Registered Sale, and so long as MacKay Shields has the Minimum MacKay Shields Ownership, CM-III has the Minimum CM-III Ownership or TCW has the Minimum TCW Ownership, if any 5% Stockholder (a "Tag-Along Selling Stockholder") desires to effect a sale of Shares (other than a Permitted Transfer) (a "Tag-Along Transaction"), then at least 30 days prior to the closing of such Tag-Along Transaction, the Tag-Along Selling Stockholder shall make an offer (the "Participation Offer") to each other 5% Stockholder (together with the Permitted Transferees of such stockholder, the "Tag-Along Participating Stockholders") to include in the proposed Tag-Along Transaction a number of Shares equal to the product of (i) the quotient determined by dividing the percentage of Shares (as determined on a fully-diluted basis) owned by the Tag-Along Participating Stockholder, by the aggregate percentage of Shares (as determined on a fully-diluted basis) owned by all Tag-Along Participating Stockholders and all Tag-Along Selling Stockholders in such sale, times (iii) the number of Shares proposed to be sold by the Tag-Along Selling Stockholder; provided, however, that if the consideration to be received by the Tag-Along Participating Stockholders includes any securities, only Tag-Along Participating Stockholders who have certified to the reasonable satisfaction of the Company that they are Accredited Investors shall be entitled to participate in such Transfer, unless the transferee consents otherwise. The Tag-Along Participating Stockholders shall give the Tag-Along Selling Stockholder written notice of their intent to participate in such Tag-Along Transaction on or prior to the tenth Business Day after receipt of the Participation Offer.

                  Solely for purposes of determining whether Metropolitan Life Insurance Company ("MetLife") may be treated as a Tag-Along Participating Stockholder, MetLife shall be deemed to be the Beneficial Owner also of the Shares Beneficially Owned by TCW; provided, however, that any pro rata participation of MetLife in any Tag-Along Transaction or in any Right of First Offer Proposed Transfer shall be based solely on the amount of shares of Common Stock of which MetLife shall be the Beneficial Owner (and shall not include, and shall not be duplicative with, any shares of Common Stock of which TCW is the Beneficial Owner); provided, further, however, that for purposes of determining any pro rata participation of any other Stockholder in any Tag-Along Transaction or Right of First Offer Proposed Transfer where Shares are Beneficially Owned by more than one person or entity, such pro rata participation shall be determined without duplication of Beneficial Ownership.

                  (b) Participation Offer. The Participation Offer shall describe the terms and conditions of the proposed Tag-Along Transaction and shall be conditioned upon (i) the consummation of the transactions contemplated in the Participation Offer with the transferee named therein, and (ii) each Tag-Along Participating Stockholders' execution and delivery of all agreements and other documents as the Tag-Along Selling Stockholders are required to execute and deliver in connection with such Tag-Along Transaction; provided, however, that the Tag-Along Participating Stockholders shall not be required to make any representations or warranties with respect to other Tag-Along Participating Stockholders as to (A) such other Tag-Along Participating Stockholders' ownership of their Shares to be sold or transferred, (B) such other Tag-Along Participating Stockholders' power and authority to effect such transfer, and (C) matters pertaining to compliance with securities laws by other Tag-Along Participating Stockholders. If any Tag-Along Participating Stockholder accepts the Participation Offer, the Tag-Along Selling Stockholder shall reduce, to the extent necessary, the number of Shares it otherwise would have sold in the proposed transfer so as to permit those Tag-Along Participating Stockholders who have accepted the Participation Offer to sell the number of Shares that they are entitled to sell under this Section 3.4, and the Tag-Along Selling Stockholder and such Tag-Along

         Participating Stockholders shall transfer the number of Shares specified in the Participation Offer to the proposed transferee in accordance with the terms of such transfer set forth in the Participation Offer.

         3.5 Certain Events Not Deemed Transfers. Sections 3.2, 3.3 and 3.4 shall not apply with respect to any Permitted Transfers.

         3.6 Transfer and Exchange. When Securities are presented to the Company with a request to register the transfer of such Securities or to exchange such Securities for Securities of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the requirements of this Agreement for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the holder thereof or its attorney and duly authorized in writing. No service charge shall be made for any registration of transfer or exchange, but the Company, may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         3.7 Replacement Securities. If a mutilated Security is surrendered to the Company or if the holder of a Security claims and submits an affidavit or other evidence, reasonably satisfactory to the Company, to the effect that the Security has been lost, destroyed, or wrongfully taken, the Company shall issue a replacement Security if the Company's requirements are met. If required by the Company, such holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company against any loss that may be suffered. The Company may charge such holder for its reasonable out-of-pocket expenses in replacing a Security that has been mutilated, lost, destroyed, or wrongfully taken.

                                   ARTICLE IV
                             LIMITATION ON TRANSFERS

         4.1 Restrictions on Transfer. No Securities shall be Transferred before satisfaction of (i) the conditions specified in Sections 4.1, 4.2, and 4.3, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any Security and (ii) if applicable, Article III. No such Transfer shall result in the Company being subject to registration pursuant to the Investment Company Act of 1940, as amended.

         Any purported Transfer in violation of this Article IV and/or, if applicable, Article III shall be void ab initio and of no force or effect other than Transfers subject to and in compliance with Sections 3.2, 3.3, and 3.4 and other than Transfers to the public pursuant to an effective registration statement or Transfers to the public pursuant to Rule 144 under the Securities Act otherwise permitted hereunder. Each Stockholder will cause any proposed transferee (including Permitted Transferees) of any Security or any interest therein held by it to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

         4.2      Restrictive Legends.

                  (a) Securities Act Legend. Except as otherwise provided in Section 4.4, each Security held by a Stockholder, and each Security issued to any subsequent transferee of such Security, shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,

                  AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT IN RESPECT OF SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                  (b) Other Legends. Each Security held by a Stockholder, and each Security issued to any subsequent transferee of such Security, shall bear a legend in substantially the following form:

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER [ ], 2003, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

         4.3 Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any Security by any 5% Stockholder (other than Transfers subject to Sections 3.2, 3.3, or 3.4 or Transfers described in Section 3.5 or Transfers pursuant to a Registered Sale), such 5% Stockholder shall (i) give ten days' prior written notice to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and (ii) either (A) provide to the Company an opinion reasonably satisfactory to the Company from counsel who shall be reasonably satisfactory to the Company (or supply such other evidence reasonably satisfactory to the Company) that the proposed Transfer of such Security may be effected without registration under the Securities Act, or (B) certify to the Company that the holder reasonably believes the proposed transferee is a "qualified institutional buyer" and that such holder has taken reasonable steps to make the proposed transferee aware that such holder may rely on Rule 144A under the Securities Act in effecting such Transfer. After receipt of the notice of Transfer and opinion (if required), the Company shall, within five days thereafter, so notify the holder of such Security and such holder shall thereupon be entitled to Transfer such Security in accordance with the terms of the notice. Each Security issued upon such Transfer shall bear the restrictive legend set forth in Section 4.2(a), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Security giving the notice of Transfer shall not be entitled to Transfer such Security until receipt of the notice from the Company under this Section 4.3.

         4.4 Termination of Certain Restrictions. Notwithstanding the foregoing provisions of this Article IV, the restrictions imposed by Section 4.2(a) upon the transferability of the Securities and the legend requirements of
Section 4.2(a) shall terminate as to any Security (i) when and so long as such Security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such Security may be transferred without registration thereof under the Securities Act and that such legend may be removed. Whenever the restrictions imposed by Section 4.2(a) shall terminate as to any Security, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new Security not bearing the restrictive legend set forth in Section 4.2(a).

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Counterparts. This Agreement may be executed in multiple counterparts, each of which when so executed and delivered shall be an original, and all of which when taken together shall constitute one and the same instrument.

         5.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE OF LAW OR THE CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE INTERNAL LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK.

         5.3 Notices. Any notice, request, demand, or other communication required or permitted to be given hereunder by any party hereto to any other party shall be in writing and delivered (i) in person, (ii) by a nationally recognized overnight courier service requiring acknowledgment of receipt of delivery, (iii) by United States certified or registered mail, postage prepaid and return receipt requested, or (iv) by facsimile, as follows:

                  If to the Company, to:

                      ACP Holding Company
                      2121 Brooks Avenue
                      Neenah, Wisconsin 54956
                      Facsimile: (920) 729-3633
                      Attention: William M. Barrett

                  with a copy to (which shall not constitute notice):

                      Kirkland & Ellis LLP
                      Citigroup Center
                      153 East 53rd Street
                      New York, New York 10022-4611
                      Facsimile: (212) 446-4900
                      Attention: Geoffrey W. Levin

                  If to any Stockholder, to:

                      such Stockholder's address or facsimile number set forth in the records of the Company or any Transfer Agent thereof.

         Notice shall be deemed given, received, and effective on: (i) if given by personal delivery or courier service, the date of actual receipt by the receiving party, or if delivery is refused on the date delivery was first attempted; (ii) if given by certified or registered mail, the third day after being so mailed if posted with the United States Postal Service; and (iii) if given by facsimile, the date on which the facsimile is transmitted if confirmed by transmission report during the transmitter's normal business hours, or at the beginning of the next Business Day after transmission if confirmed at any time other than the transmitter's normal business hours. Any person entitled to notice may change any address or facsimile number to which notice is to be given to it by giving notice of such change of address or facsimile number as provided in this Section 5.3. The inability to deliver notice because of changed address or facsimile number of which no notice was given shall be deemed to be receipt of the notice as of the date such attempt was first made. Notwithstanding any other provision of this Section 5.3 to the contrary, any notice given in a manner other than as provided in this Agreement, that is actually received, shall be effective in respect of the recipient on receipt of such notice. Failure to send a notice to any person or any defect in any notice shall not affect its sufficiency in respect of any other person.

         5.4 Severability. In case any provision in this Agreement shall be held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

         5.5 Successors and Assigns. Whether or not an express assignment has been made pursuant to the provisions of this Agreement, provisions of this Agreement that are for the Holders' benefit as the holders of any Securities are also for the benefit of, and enforceable by, all subsequent holders of Securities, except as otherwise expressly provided herein. This Agreement shall be binding upon the Company, each Stockholder, and their respective successors and assigns.

         5.6 Termination. The provisions of this Agreement shall terminate on the date that no Standby Purchaser owns any shares of Common Stock or any New Warrants; provided, however, that Sections 3.1, 3.2, 3.3 and 3.4 shall terminate upon the consummation of a Qualified Public Offering.

         5.7      No Waivers; Amendments.

                  (a) No failure or delay on the part of the Company or any Stockholder in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Stockholder at law, in equity, or otherwise.

                  (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and signed by (i) the Company, (ii) the holders of a majority of the aggregate number of shares of Common Stock on a fully-diluted basis owned by the Stockholders who are parties to this Agreement and (iii) each of MacKay Shields, CM-III and TCW so long as such person holds the Minimum MacKay Shields Ownership, the Minimum CM-III Ownership or the Minimum TCW Ownership, as the case may be; provided, however, that no such amendment or waiver shall, unless signed by all of the Stockholders affected, (i) amend this Section 5.7(b) or (ii) change the number of Stockholders that shall be required for the Stockholders or any of them to take any action under this Section 5.7(b) or any other provision of this Agreement.

                                      *****

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                                     THE COMPANY:

                                                     ACP HOLDING COMPANY

                                                     By: /s/ Gary LaChey
                                                         ----------------------
                                                        Name: Gary LaChey
                                                        Title:

MANAGEMENT STOCKHOLDERS AND DIRECTORS:

By: /s/ William M. Barrett
    ------------------------------------------
Name:  William M. Barrett
Title: President, Chief Executive Officer
       and Director of ACP Holding Company
       and each of its subsidiaries

By: /s/ Gary LaChey
    ------------------------------------------
Name:  Gary W. LaChey
Title: Vice President--Finance, Treasurer,
       Secretary and Chief Financial Officer
       of ACP Holding Company and each
       of its subsidiaries

By: /s/ Joseph L. DeRita
    ------------------------------------------
Name:  Joseph L. DeRita
Title: Division President, Dalton Corporation

By: /s/ Frank C. Headington
    ------------------------------------------
Name:  Frank C. Headington
Title: Vice President--Marketing and
       Technology, Neenah Foundry Company

By: /s/ Timothy Koller
    ------------------------------------------
Name:  Timothy Koller
Title: Vice President--Construction Product
       Sales, Neenah Foundry Company

By: /s/ William Martin
    ------------------------------------------------
Name:  William Martin
Title: Vice President -- International Development,
       Neenah Foundry Company

By: /s/ Joseph Varkaly
    ------------------------------------------------
Name:  Joseph Varkaly
Title: Vice President -- Business Development,
       ACP Holding Company

By: /s/ Steve Shaffer
    ------------------------------------------------
Name:  Steve Shaffer
Title: Vice President -- Human Resources,
       Dalton Corporation

By: /s/ John Andrews
    ------------------------------------------------
Name:  John Andrews
Title: Vice President -- Manufacturing,
       Neenah Foundry Company

By: /s/ Andrew Brooke Cohen
    ------------------------------------------------
Name:  Andrew Brooke Cohen
Title: Director of ACP Holding Company
       and each of its subsidiaries

By: /s/ Benjamin C. Duster
    ------------------------------------------------
Name:  Benjamin C. Duster, IV, Esq.
Title: Director of ACP Holding Company
       and each of its subsidiaries

By: /s/ Michael J. Farrell
    ------------------------------------------------
Name:  Michael J. Farrell
Title: Director of ACP Holding Company
       and each of its subsidiaries

By: /s/ Jeffrey G. Marshall
    ------------------------------------------------
Name:  Jeffrey G. Marshall
Title: Director of ACP Holding Company
       and each of its subsidiaries

STANDBY PURCHASERS:

MACKAY SHIELDS LLC

By: /s/ Don Morgan III
    -------------------------------------------------
Name: Don Morgan III
Title: Senior Managing Director

Address:

9 West 57th Street, 33rd Floor
New York, New York  10019
Facsimile: (212) 754-9187
Attention: Neal G. Goldman

CITICORP MEZZANINE III, L.P.

By: /s/ Byron Knief
    -------------------------------------------------
Name: Byron Knief
Title: Senior Vice President

Address:

399 Park Avenue, 14th Floor
New York, New York  10043
Facsimile: (212) 888-2940
Attention: Richard E. Mayberry, Jr.

TRUST COMPANY OF THE WEST

     TCW SHARED OPPORTUNITY FUND II, L.P.
     By: TCW INVESTMENT MANAGEMENT COMPANY,
         Its Investment Manager

     By: /s/ Michael K. Parks
         --------------------------------------------
     Name: Michael K. Parks
     Title: Managing Director

     By: /s/ C. Shawn Bookin
         --------------------------------------------
     Name: C. Shawn Bookin
     Title: Senior Vice President

     Address:

     11100 Santa Monica Boulevard, Suite 2000
     Los Angeles, California  90025
     Facsimile: (310) 235-5965
     Attention: Jameson J. Van Niel

     SHARED OPPORTUNITY FUND IIB LLC
     By: TCW ASSET MANAGEMENT COMPANY,
         Its Investment Advisor

     By: /s/ Michael K. Parks
         --------------------------------------------
     Name: Michael K. Parks
     Title: Managing Director

     By: /s/ C. Shawn Bookin
         --------------------------------------------
     Name: C. Shawn Bookin
     Title: Senior Vice President

     Address:

     11100 Santa Monica Boulevard, Suite 2000
     Los Angeles, California  90025
     Facsimile: (310) 235-5965
     Attention: Jameson J. Van Niel

     TCW SHARED OPPORTUNITY FUND IV, L.P.
     TCW SHARED OPPORTUNITY FUND IVB, L.P.
     By: TCW ASSET MANAGEMENT COMPANY,
         Its Investment Advisor

     By: /s/ Michael K. Parks
         --------------------------------------------
     Name: Michael K. Parks
     Title: Managing Director

     By: /s/ C. Shawn Bookin
         --------------------------------------------
     Name: C. Shawn Bookin
     Title: Senior Vice President

     Address:

     11100 Santa Monica Boulevard, Suite 2000
     Los Angeles, California  90025
     Facsimile: (310) 235-5965
     Attention: Jameson J. Van Niel

     AIMCO CDO, SERIES 2000-A
     By: ALLSTATE INVESTMENT MANAGEMENT COMPANY,
         Its Collateral Manager
     By: TCW ASSET MANAGEMENT COMPANY,
         Its Investment Advisor

     By: /s/ Michael K. Parks
         --------------------------------------------
     Name: Michael K. Parks
     Title: Managing Director

     By: /s/ C. Shawn Bookin
         --------------------------------------------
     Name: C. Shawn Bookin
     Title: Senior Vice President

     Address:

     11100 Santa Monica Boulevard, Suite 2000
     Los Angeles, California  90025
     Facsimile: (310) 235-5965
     Attention: Jameson J. Van Niel

     TCW HIGH INCOME PARTNERS, LTD.
     By: TCW ASSET MANAGEMENT COMPANY,
         Its Investment Advisor

     By: /s/ Michael K. Parks
         --------------------------------------------
     Name: Michael K. Parks
     Title: Managing Director

     Address:

     11100 Santa Monica Boulevard, Suite 2000
     Los Angeles, California  90025
     Facsimile: (310) 235-5965
     Attention: Jameson J. Van Niel

     TCW HIGH INCOME PARTNERS II, LTD.
     By: TCW ASSET MANAGEMENT COMPANY,
         Its Investment Advisor

     By: /s/ Michael K. Parks
         --------------------------------------------
     Name: Michael K. Parks
     Title: Managing Director

     Address:

     11100 Santa Monica Boulevard, Suite 2000
     Los Angeles, California  90025
     Facsimile: (310) 235-5965
     Attention: Jameson J. Van Niel

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Jacqueline D. Jenkins
    --------------------------------------------
Name: Jacqueline D. Jenkins
Title: Managing Director

Address:

10 Park Avenue
Morristown, New Jersey  07962
Facsimile: (212) 251-1563
Attention: Lisa Glass, Esq.

EXIS DIFFERENTIAL HOLDINGS, LTD.

By: /s/ Chris Kane
    --------------------------------------------
Name: /s/ Chris Kane
Title: Portfolio Manager

Address:

767 Third Avenue
New York, New York  10017
Facsimile: (212) 688-6010
Attention: Christopher P. Kane